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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 Amendment No. 1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 14, 1997

                        Transworld Home HealthCare, Inc.
             (Exact name of Registrant as specified in its charter)


                                    New York
                 (State or other jurisdiction of incorporation)



         1-11570                                      13-3098275
(Commission File Number)                  (I.R.S. Employer Identification No.)


                 75 Terminal Avenue, Clark, New Jersey    07066
             (Address of principal executive offices)   (Zip Code)

        Registrant's telephone number, including area code (908) 340-1144



         (Former name or former address, if changed since last report.)

         The registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K filed on or about January 22, 1997 as set forth in the pages attached hereto: Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      Financial Statements of Business Acquired.

                           As a result of the delay by Health Management, Inc. ("HMI") in filing its quarterly report for the period ended January 31, 1997, the required financial statements will not be filed on or before March 24, 1997, as previously reported in the registrant's Form 8-K filed on January 22, 1997, but will be filed by March 31, 1997 as required by the Commission's rules.

                  (b)      Pro Forma Financial Information.

                           As a result of the delay by HMI in filing its quarterly report for the period ended January 31, 1997, the required pro forma financial statements will not be filed on or before March 24, 1997, as previously reported in the registrant's Form 8-K filed on January 22, 1997, but will be filed by March 31, 1997 as required by the Commission's rules.


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Transworld Home HealthCare, Inc.
                                                      (Registrant)


Date:  March 21, 1997                    By: /s/ Wayne A. Palladino
                                             -----------------------------------
                                              Wayne A. Palladino
                                              Senior Vice President and
                                                 Chief Financial Officer


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